Short term investments	12 Months Ended
Dec. 31, 2018
Short term investments
Short term investments

7. Short term investments

As of December 31, 2017 and 2018, the Group’s short term investments consist of wealth management funds measured at fair value of RMB245,981 and RMB2,321,244, respectively, which matures within one year and are classified as current assets. The amount of unrealized holding gains as of December 31, 2017 and 2018 were RMB5,981 and RMB48,604, respectively.

All the short term investments were purchased from third-party financial institutions with high credit ratings in China. These investments have fixed maturity dates and pay a target return on the amount invested.

There has been no impairment recognized and no sales of any short term investments before maturities during the periods presented.